Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ameriprise Financial, Inc. (the “Company”) for the quarterly period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James M. Cracchiolo, as Chief Executive Officer of the Company, and Walter S. Berman as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2011	By	/s/ James M. Cracchiolo
James M. Cracchiolo
Chief Executive Officer

Date: May 2, 2011	By	/s/ Walter S. Berman
Walter S. Berman
Chief Financial Officer

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